Exhibit 99.1

INVESTOR CONTACT

July 18, 2022

Heather Worley
Heather@crossfirst.com | (214) 676-4666
https://investors.crossfirstbankshares.com
CrossFirst Bankshares, Inc. Reports Second Quarter 2022 Results
Second Quarter 2022 Key Financial Performance Metrics
Net Income ROAA
Net Interest Margin
(FTE)
Diluted EPS ROE
$15.5 million 1.12% 3.52%
(1)
$0.31 10.15%
LEAWOOD, Kan., July 18, 2022 (GLOBE NEWSWIRE) -- CrossFirst Bankshares, Inc. (Nasdaq: CFB), the bank holding company for
CrossFirst Bank, today reported operating results for the second quarter of 2022, with second quarter net income of $15.5 million, or $0.31
per diluted share, and year-to-date net income of $32.4 million, or $0.64 per diluted share.

CEO Commentary:
"In addition to our announcement about our planned acquisition of Central, we produced a very strong quarter of organic loan growth. We
also invested in talent to support our continued success by filling key roles with both internal promotions and adding high-caliber talent
from the outside,” said CrossFirst’s CEO and President, Mike Maddox.

“We remain highly focused on credit quality, and we are
committed to managing through a challenging economy while delivering for our clients and stockholders.”
2022 Second Quarter Highlights:
•
Announced on June 13, 2022, an agreement under which CrossFirst Bank will acquire Central

Bancorp, Inc.’s bank
subsidiary, Farmers & Stockmens Bank (“Central”), in an all-cash transaction
• $5.7 billion of assets with 6% operating revenue growth compared to the second quarter of 2021
• $179 million or 4% of total loan growth from the previous quarter and $290 million or 7% loan growth from the same quarter last year; excluding PPP loans
(2)
, loan growth was $195 million from the previous quarter or 5% and was $473 million or
12% from the same quarter last year
• Continued improvement in credit quality during the second quarter of 2022 as evidenced by the decrease in non-performing assets to total assets ratio from 1.09% at June 30, 2021 to 0.54% at June 30,

2022
•
Return on Average

Assets of 1.12% and a Return on Equity of 10.15% for the quarter ended June 30, 2022
• Net Interest Margin (Fully Tax-Equivalent)
(1)

of 3.52% for the quarter ended June 30, 2022, compared to 3.14% for the same quarter last year
Quarter-to-Date Year-to-Date
June 30, June 30,
(Dollars in millions except per share data) 2022 2021 2022 2021
Operating revenue
(3)
$ 50.9 $ 48.2 $ 99.0 $ 93.4
Net income $ 15.5 $ 15.6 $ 32.4 $ 27.6
Diluted earnings per share $ 0.31 $ 0.30 $ 0.64 $ 0.53
Return on average assets 1.12% 1.10% 1.18% 0.97%
Return on average common equity 10.15% 9.86% 10.30% 8.84%
Net interest margin
(1)
3.46% 3.08% 3.35% 3.02%
Net interest margin, fully tax-equivalent
(1)(4)
3.52% 3.14% 3.41% 3.07%
Efficiency ratio 57.36% 53.61% 57.46% 52.06%
Non-GAAP core operating efficiency ratio, fully tax-equivalent
(2)(4)
55.08% 53.34% 55.83% 51.51%
(1)
The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized

gain (loss) on available-for-sale securities from an interest-earning asset to a non-interest earning asset. All periods presented reflect this change.
(2)
Represents a non-GAAP measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.
(3)
Net interest income plus non-interest income.
(4)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal

income tax rate used is 21.0%.

CROSSFIRST BANKSHARES, INC.

Income from Operations
Net Interest Income
Interest income was $52.8 million for the second quarter of 2022,

an increase of 9% from the second quarter of 2021 and an increase of
11% from the previous quarter due to higher average loans outstanding and higher interest rates. Average earning assets totaled $5.4 billion for the second quarter of 2022, a decrease of $92 million or 2% from the same quarter in

2021. This decline in average earning assets was
largely driven by a decrease of $210 million in average interest-bearing deposits in other banks, the impact of which was outweighed by the increase of $29 million in average loans and the associated loan yield increase.
Interest expense for the second quarter of 2022 was $6.1 million, slightly lower than the second quarter of 2021 and 32% higher than the
previous quarter.

Average interest-bearing deposits decreased to $3.4 billion in the second quarter of 2022, a 13% decrease from the same prior year period. The cost of funds increased from the previous quarter to 0.50%, compared to 0.39% for the first quarter of 2022, driven
by the higher interest rate environment.
Net interest income totaled $46.7 million for the second quarter of 2022, which was 8% higher than the first quarter of 2022, and 10%
higher than the second quarter of 2021. Tax-equivalent net interest margin increased to 3.52% in the current quarter from 3.29%

in the
previous quarter and 3.14% in the second quarter of 2021. The tax-equivalent adjustment, which accounts for income taxes saved on the
interest earned on non-taxable securities and loans, was $0.8 million for the second quarter of 2022.

Non-Interest Income
Non-interest income decreased $1.6 million in the second quarter of 2022 or 28% compared to the same quarter of 2021 and decreased
$0.7 million compared to the first quarter of 2022. The decrease in non-interest income compared to the previous quarter was due to a $1.1
million decrease in credit card fees and $0.1 million decrease in swap fee income, partly offset by a $0.3 million increase in letter of credit fees and $0.1 million increase in service charge income. The decrease in non-interest income compared to the same quarter of 2021, was
primarily due to $1.8 million in income from bank-owned life insurance proceeds received last year.
Non-Interest Expense
Non-interest expense for the second quarter of 2022 was $29.2 million, which increased 13% compared to the second quarter of 2021 and
increased 6% from the first quarter of 2022. Salaries and benefit costs were lower in the current quarter by $0.8 million compared to the
prior quarter. Furthermore, professional fees increased $0.3 million and data processing expenses increased $0.3 million, partly offset by a slight decrease in software and communication expenses. Compared to the same quarter in the prior year, salaries and benefit costs were
$1.4 million higher mainly due to increased hiring for market expansion and increased incentive expenses. Additionally, software and communication expenses increased $0.2 million, and data processing expenses increased $0.4 million, offset by a $0.7 million decrease in foreclosed assets. The other non-interest expense increase for the second quarter of 2022 was primarily due to increases in travel and
meeting expenses and employee separation expense of $1.1 million.
CrossFirst’s effective tax rate for the second quarter of 2022 was 21%, as compared to 17% for the second quarter of 2021 and 20% in the
first quarter of 2022. The 4% effective tax rate increase compared to the same quarter in the prior year was primarily due to the $1.8 million in income from bank-owned life insurance proceeds received last year, which was not subject to tax. For both comparable periods,
the Company continued to benefit from its tax-exempt municipal bond portfolio and bank-owned life insurance. The tax-exempt benefit diminishes as the Company’s ratio of taxable income to tax-exempt income increases.

CROSSFIRST BANKSHARES, INC.

Balance Sheet Performance & Analysis
During the second quarter of 2022, total assets increased by $190 million or 3% compared to March 31, 2022, and increased $397 million
or 7% compared to June 30, 2021. Total assets increased on a linked quarter basis primarily due to a $179 million increase in loans.

The
year-over-year increase was due to increases in loans of $310 million and cash and cash equivalents of $57 million. Non-interest-bearing deposits

increased $53 million compared to March 31, 2022, and increased $345 million from

June 30, 2021. During the second quarter of
2022
, available-for-sale investment securities decreased $27 million to $696 million compared to

March 31, 2022 primarily due to
unrealized losses from interest rate increases.

The securities yields increased 7 basis points to a tax equivalent yield of 3.07% for the second quarter of 2022 compared to the prior quarter.
Loan Results
During the second quarter of 2022, the Company

produced an increase in average loans of $105 million compared to the first quarter of
2022, and an increase of $29 million or 1% compared to the second quarter of 2021. The linked quarter increase in average loans was primarily a result of growth in the commercial and commercial real estate portfoli

os. Net of PPP loans, average loans grew 3% compared
to the quarter ended March 31, 2022. Loan yields increased 28 basis points to 4.28% during the second quarter of 2022 and increased

29
basis points compared to the same prior year quarter.
2Q22 1Q22 4Q21 3Q21 2Q21
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average loans (gross)
Commercial and industrial $ 1,532 $ 1,434 $ 1,328 $ 1,233 $ 1,221 $ 98 7% $ 311 25%
Energy 241 274 290 311 341 (33) (12) (100) (29)
Commercial real estate 1,399 1,327 1,272 1,213 1,203 72 5 196 16
Construction and land development 581 593 579 611 633 (12) (2) (52) (8)
Residential and multifamily real estate 609 604 612 659 659 5 1 (50) (8)
Paycheck Protection Program 20 42 84 147 296 (22) (52) (276) (93)
Consumer 56 59 56 57 56 (3) (5) - 0
Total $ 4,438 $ 4,333 $ 4,221 $ 4,231 $ 4,409 $ 105 2% $ 29 1%
Yield on average loans for the period
ending 4.28% 4.00% 4.17% 4.00% 3.99%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not
produce the same amounts.
Deposit & Other Borrowing Results
During the second quarter of 2022, the Company experienced a decrease in average deposits of 2% compared to the previous quarter, and a
4% decline in average deposits compared to the second quarter of 2021. The deposit reduction for the quarter was driven by decreases in
transaction deposits and time deposits.

As a result of the increasing interest rate environment,

the Company had an increase of 11 basis
points in the overall cost of deposits during the second quarter of 2022, and the cost of interest-bearing depo sits has increased 6 basis
points over the last twelve months.
2Q22 1Q22 4Q21 3Q21 2Q21
QoQ
Growth
($)
QoQ
Growth
(%)
(1)
YoY
Growth
($)
YoY
Growth
(%)
(1)
(Dollars in millions)
Average deposits
Non-interest-bearing deposits $ 1,150 $ 1,157 $ 1,058 $ 910 $ 802 $ (7) (1) % $ 348 43%
Transaction deposits 507 586 543 511 665 (79) (13) (158) (23)
Savings and money market deposits 2,334 2,303 2,272 2,276 2,385 31 1 (51) (2)
Time deposits 560 587 662 752 869 (27) (5) (309) (36)
Total $ 4,551 $ 4,633 $ 4,535 $ 4,449 $ 4,721 $ (82) (2) % $ (170) (4) %
Cost of deposits for the period ending 0.42% 0.31% 0.33% 0.38% 0.41%
Cost of interest-bearing deposits for the
period ending
0.56% 0.41% 0.43% 0.47% 0.50%
(1)
Actual unrounded values are used to calculate the reported percent disclosed. Accordingly, recalculations

using the amounts in millions as disclosed in this release may not produce the same amounts.
At June 30, 2022, other borrowings totaled $298 million, as compared to $228 million at March 31, 2022, and $284 million at June 30,
2021.

CROSSFIRST BANKSHARES, INC.

Asset Quality Position
Non-performing assets decreased to $30.8 million due to a $5.4 million decrease in non-accrual loans. The decline is attributable to
decreases in non-accrual commercial and industrial and energy loans. The non-performing assets to total assets ratio decreased from 1.09%
at June 30, 2021 to 0.54% at June 30, 2022. Classified loans increased slightly during the second quarter due to some grade changes in the
commercial and industrial portfolio, but remained in an acceptable range at 12.1% of total capital plus the allowance for credit losses.

The allowance for credit losses was $56 million or 1.23% of outstanding loans and 202%

of non-accruing loans at June 30, 2022. The
combined allowance for credit losses and accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) was $61 million
or 1.35% of outstanding loans and 221% of non-accruing loans at June 30, 2022.

The allowance for credit losses to total loans decreased to 1.23% at June 30, 2022 from 1.27% at March 31, 2022. The improvements in
credit metrics compared to June 30, 2021 were primarily driven by upgrades in COVID-19 impacted segments and the Energy portfolio.
Net charge-offs were $1.1 million for the second quarter of 2022 and were consistent with the prior quarter. The charge-offs for the current quarter were primarily related to commercial and industrial and energy credits.

The following table provides information regarding asset
quality.
Asset quality

(Dollars in millions)
2Q22 1Q22 4Q21 3Q21 2Q21
Non-accrual loans $ 27.7 $ 33.1 $ 31.4 $ 48.1 $ 54.7
Other real estate owned 1.0 1.0 1.1 1.1 1.7
Non-performing assets 30.8 35.6 32.7 49.8 58.1
Loans 90+ days past due and still accruing 2.2 1.5 0.1 0.5 1.8
Loans 30 - 89 days past due 16.6 15.9 3.5 37.6 18.8
Net charge-offs (recoveries) 1.1 1.1 0.8 1.3 2.6
Asset quality metrics (%) 2Q22 1Q22 4Q21 3Q21 2Q21
Non-performing assets to total assets 0.54% 0.64% 0.58% 0.92% 1.09%
Allowance for credit loss to total loans 1.23 1.27 1.37 1.51 1.78
Allowance for credit loss + RUC to total loans
(1)
1.35 1.38 - - -
Allowance for credit loss to non-performing loans 187 160 185 132 134
Net charge-offs (recoveries) to average loans
(2)
0.10 0.10 0.07 0.13 0.23
Provision to average loans
(2)
0.19 (0.06) (0.47) (0.94) 0.32
Classified Loans / (Total Capital + ACL) 12.1 10.8 10.8 17.3 24.0
Classified Loans / (Total Capital + ACL + RUC)
(1)
12.0 10.7 - - -
(1)
Includes the accrual for off-balance sheet credit risk from

unfunded commitments that resulted from CECL adoption on January

1, 2022.
(2)
Interim periods annualized.
Capital Position
At June 30, 2022, stockholders' equity totaled $608 million, or $12.27 per share, compared to $668 million,

or $13.23 per share, at
December 31, 2021. During the second quarter of 2022, CrossFirst continued its share repurchase program by purchasing 237,993 shares
of common stock outstanding. In addition, accumulated other comprehensive income

(loss) declined by $71 million between December
31, 2021 and June 30, 2022; driven by a $74 million decrease in the unrealized gain (loss) on available-for-sale securities, net of tax.

The ratio of common equity Tier 1 capital to risk-weighted assets was approximately 12% and the total capital to risk-weighted assets was
approximately 13% at June 30, 2022. The Company remains well-capitalized.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
CrossFirst will host a conference call to review second quarter 2022 financial results on Tuesday, July 19, 2022,

at 10 a.m. CT / 11 a.m.
ET. The conference call and webcast may also include discussion of Company developments, forward-looking statements and other
material information about business and financial matters. To access the event by telephone, please dial

(877) 270-2148 at least fifteen
minutes prior to the start of the call and request access to the CrossFirst Bankshares, Inc.

call. International callers should dial +1 (412)
902-6510 and request access as directed above.
The call will also be broadcast live over the internet and can be accessed via the following link:

https://edge.media-server.com/mmc/p/px7sxoby.

Please visit the site at least 15 minutes prior to the call to allow time for registration.
For those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the
replay, dial (877) 344-7529 and enter the replay access code 4987463. International callers should dial +1 (412) 317-0088 and enter the
same access code. A replay of the webcast will also be available for 90 days on the company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report
on Form 10-Q is filed. This earnings release contains forward-looking statements regarding, among other things, our business plans, the acquisition of Central, and future financial performance. Any statements about management’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements
are often, but not always, made through the use of words or phrases such as “anticipate,”

“believes,” “can,” “could,” “may,” “predicts,”
“potential,” “should,” “will,” “estimate,” “planned,” “projects,” “continuing,” “ongoing,”

“expects,” “intends” and similar words or
phrases. The inclusion of forward-looking information in this earnings release should not be regarded as a representation by us or any
other person that the future plans, estimates or expectations contemplated by us will be achieved.

The Company has based these forward-
looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs.

Our actual results could differ materially from those
anticipated in such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that
actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a
number of factors. Such factors include, without limitation, credit quality and risk, ongoing impact of the COVID-19 pandemic, industry
and technological changes, cyber incidents or other failures, disruptions or security breaches, interest rates, commercial and residential real estate values, economic and market conditions in the United States or internationally, funding availability,

accounting estimates and risk
management processes, the transition away from the London Interbank Offered Rate (LIBOR),

legislative and regulatory changes,
business strategy execution, hiring and retention of key personnel, competition, mortgage markets, fraud committed against the Company,
environmental liability and severe weather, natural disasters, acts of war or terrorism or other external events. These and other factors that
could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and
uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in
other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this communication, and we disclaim any obligation to update any forward-looking statement or to publicly announce the results of any
revisions to any of the forward-looking statements included herein, except as required by law.
About CrossFirst Bankshares, Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned
subsidiary CrossFirst Bank, which is headquartered in Leawood, Kansas.

CrossFirst Bank has nine full-service banking locations in
Kansas, Missouri, Oklahoma, Texas, and Arizona that offer products and services to businesses, professionals, individuals, and families.

CROSSFIRST BANKSHARES, INC.

Unaudited Financial Tables
◦
Table 1. Consolidated Balance Sheets
◦
Table 2. Consolidated Statements of Operations
◦
Table 3. 2021 - 2022 Year-to-Date

Analysis of Changes in Net Interest Income
◦
Table 4. 2021 - 2022 Quarterly Analysis of

Changes in Net Interest Income
◦
Table 5. Non-GAAP Financial Measures

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED BALANCE SHEETS
June 30, 2022 December 31, 2021
(2)
(Unaudited)
(Dollars in thousands)
Assets
Cash and cash equivalents
$
277,678
$
482,727
Available-for-sale securities - taxable
186,154 192,146
Available-for-sale securities - tax-exempt
509,493 553,823
Loans, net of unearned fees
4,528,234 4,256,213
Allowance for credit losses on loans
(1)
55,817 58,375
Net loans
4,472,417 4,197,838
Premises and equipment, net
64,769 66,069
Restricted equity securities
14,946 11,927
Interest receivable
17,909 16,023
Foreclosed assets held for sale
973 1,148
Bank-owned life insurance
68,293 67,498
Other
95,679 32,258
Total assets $
5,708,311
$
5,621,457
Liabilities and stockholders’ equity
Deposits
Non-interest-bearing $
1,163,462
$
1,163,224
Savings, NOW and money market
2,847,887 2,895,986
Time
733,071 624,387
Total deposits
4,744,420 4,683,597
Federal Home Loan Bank advances
296,600 236,600
Other borrowings
1,041 1,009
Interest payable and other liabilities
58,234 32,678
Total liabilities
5,100,295 4,953,884
Stockholders’ equity
Common stock, $0.01 par value:
authorized - 200,000,000 shares, issued - 52,972,244 and 52,590,015 shares at June
30, 2022 and December 31, 2021, respectively
529 526
Treasury stock, at cost:
3,436,295 and 2,139,970 shares held at June 30, 2022 and December 31, 2021, respectively
(48,501) (28,347)
Additional paid-in capital
528,548 526,806
Retained earnings
176,869 147,099
Accumulated other comprehensive income (loss)
(49,429) 21,489
Total stockholders’ equity
608,016 667,573
Total liabilities and stockholders’ equity $
5,708,311
$
5,621,457
(1) As of December 31, 2021, this line represents the allowance for loan and lease losses.
(2) The year-end Condensed Consolidated Balance Sheet was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America.

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Six Months Ended
June 30, June 30,
2022 2021 2022 2021
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 47,327 $ 43,846 $ 90,055 $ 87,604
Available-for-sale securities - taxable 1,086 869 2,130 1,620
Available-for-sale securities - tax-exempt 3,845 3,497 7,537 6,848
Deposits with financial institutions 369 110 521 238
Dividends on bank stocks 213 162 357 327
Total interest income 52,840 48,484 100,600 96,637
Interest Expense
Deposits 4,732 4,850 8,243 10,578
Fed funds purchased and repurchase agreements 74 2 74 3
Federal Home Loan Bank Advances 1,294 1,280 2,403 2,563
Other borrowings 31 24 56 48
Total interest expense 6,131 6,156 10,776 13,192
Net Interest Income 46,709 42,328 89,824 83,445
Provision for Credit Losses
(1)
2,135 3,500 1,510 11,000
Net Interest Income after Provision for Credit Losses
(1)
44,574 38,828 88,314 72,445
Non-Interest Income
Service charges and fees on customer accounts 1,546 1,177 2,954 2,134
Realized losses on available-for-sale securities (12) (13) (38) (3)
Unrealized losses on equity securities, net (71) 6 (174) (33)
Income from bank-owned life insurance 407 2,245 795 2,661
Swap fees and credit valuation adjustments, net 12 (30) 130 125
ATM

and credit card interchange income
1,521 1,506 4,185 3,834
Other non-interest income 798 934 1,291 1,251
Total non-interest income 4,201 5,825 9,143 9,969
Non-Interest Expense
Salaries and employee benefits 17,095 15,660 35,036 29,213
Occupancy 2,622 2,397 5,115 4,891
Professional fees 1,068 1,138 1,873 1,920
Deposit insurance premiums 713 917 1,450 2,068
Data processing 1,160 720 1,972 1,436
Advertising 757 435 1,449 738
Software and communication 1,198 1,034 2,468 2,099
Foreclosed assets, net 15 665 (38) 715
Other non-interest expense 4,575 2,847 7,544 5,551
Total non-interest expense 29,203 25,813 56,869 48,631
Net Income Before Taxes 19,572 18,840 40,588 33,783
Income tax expense 4,027 3,263 8,215 6,171
Net Income $ 15,545 $ 15,577 $ 32,373 $ 27,612
Basic Earnings Per Share $ 0.31 $ 0.30 $ 0.65 $ 0.54
Diluted Earnings Per Share $ 0.31 $ 0.30 $ 0.64 $ 0.53
(1) For the three and six-months ended June 30, 2021, this line represents the provision for loan and lease losses.

CROSSFIRST BANKSHARES, INC.

TABLE 3. YEAR-TO-DATE

ANALYSIS OF CHANGES IN NET INTEREST
INCOME
(UNAUDITED)
Six Months Ended
June 30,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 220,783 $ 2,487 2.26% $ 209,730 $ 1,947 1.86%
Securities - tax-exempt
(1)(2)
543,873 9,120 3.35 464,208 8,286 3.57
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 253,771 521 0.41 429,930 238 0.11
Gross loans, net of unearned income
(3)
4,385,664 90,055 4.14 4,457,792 87,604 3.96
Total interest-earning assets
(1)(2)
5,404,091 $ 102,183 3.81% 5,561,660 $ 98,075 3.55%
Allowance for credit losses (57,324) (77,552)
Other non-interest-earning assets 207,881 251,450
Total assets $ 5,554,648 $ 5,735,558
Interest-bearing liabilities
Transaction deposits $ 546,982 $ 596 0.22% $ 690,514 $ 677 0.20%
Savings and money market deposits 2,318,415 4,716 0.41 2,403,318 4,495 0.38
Time deposits 573,503 2,931 1.03 920,307 5,406 1.18
Total interest-bearing deposits 3,438,900 8,243 0.48 4,014,139 10,578 0.53
FHLB and short-term borrowings 280,883 2,477 1.78 289,039 2,566 1.79
Trust preferred securities, net of fair value
adjustments
1,018 56 11.11 971 48 9.89
Non-interest-bearing deposits 1,153,499 - - 766,725 - -
Cost of funds 4,874,300 $ 10,776 0.44% 5,070,874 $ 13,192 0.52%
Other liabilities 46,312 35,017
Stockholders’ equity 634,036 629,667
Total liabilities and stockholders' equity $ 5,554,648 $ 5,735,558
Net interest income
(2)
$ 91,407 $ 84,883
Net interest spread
(1)(2)
3.37% 3.03%
Net interest margin
(1)(2)
3.41% 3.07%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average gross loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

YEAR-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Six Months Ended
June 30, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
107
$
433
$
540
Securities - tax-exempt
(1)
987 (153) 834
Federal funds sold
- - -
Interest-bearing deposits in other banks
(132) 415 283
Gross loans, net of unearned income
(1,434) 3,885 2,451
Total interest income
(1)
(472) 4,580 4,108
Interest Expense
Transaction deposits
(151) 70 (81)
Savings and money market deposits
(163) 384 221
Time deposits
(1,840) (635) (2,475)
Total interest-bearing deposits
(2,154) (181) (2,335)
FHLB and short-term borrowings
(71) (18) (89)
Trust preferred securities, net of fair value adjustments
2 6 8
Total interest expense
(2,223) (193) (2,416)
Net interest income
(1)
$
1,751
$
4,773
$
6,524
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate

has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 4. 2021 - 2022 QUARTERLY ANALYSIS OF

CHANGES IN NET INTEREST INCOME
(UNAUDITED)
Three Months Ended
June 30,
2022 2021
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(4)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable
(1)
$ 220,763 $ 1,299 2.35% $ 207,835 $ 1,031 1.99%
Securities - tax-exempt
(1)(2)
553,960 4,653 3.36 478,334 4,231 3.54
Federal funds sold - - - - - -
Interest-bearing deposits in other banks 198,210 369 0.75 407,801 110 0.11
Gross loans, net of unearned income
(3)
4,437,917 47,327 4.28 4,409,280 43,846 3.99
Total interest-earning assets
(1)(2)
5,410,850 $ 53,648 3.98% 5,503,250 $ 49,218 3.59%
Allowance for credit losses (56,732) (76,741)
Other non-interest-earning assets 191,539 247,129
Total assets $ 5,545,657 $ 5,673,638
Interest-bearing liabilities
Transaction deposits $ 508,403 $ 374 0.29% $ 664,552 $ 313 0.19%
Savings and money market deposits 2,334,103 2,869 0.49 2,385,074 2,107 0.35
Time deposits 559,708 1,489 1.07 869,176 2,430 1.12
Total interest-bearing deposits 3,402,214 4,732 0.56 3,918,802 4,850 0.50
FHLB and short-term borrowings 330,064 1,368 1.66 287,904 1,282 1.79
Trust preferred securities, net of fair value
adjustments
1,024 29 11.94 976 24 9.82
Non-interest-bearing deposits 1,149,654 - - 801,591 - -
Cost of funds 4,882,956 $ 6,129 0.50% 5,009,273 $ 6,156 0.49%
Other liabilities 48,160 30,948
Stockholders’ equity 614,541 633,417
Total liabilities and stockholders' equity $ 5,545,657 $ 5,673,638
Net interest income
(2)
$ 47,519 $ 43,062
Net interest spread
(1)(2)
3.48% 3.10%
Net interest margin
(1)(2)
3.52% 3.14%
(1)

The Company changed the annualization method on the available-for-sale securities portfolio from Actual/Actual to 30/360 and moved the unrealized gain
(loss) on available-for-sale securities from an interest-earning asset to a non-interest-earning asset. All periods presented reflect this change.
(2)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(3)
Average loan balances include non-accrual loans.
(4)
Actual unrounded values are used to calculate the reported yield or rate disclosed.

Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

QUARTER-TO-DATE VOLUME & RATE VARIANCE TO NET INTEREST INCOME (UNAUDITED)
Three Months Ended
June 30, 2022 over 2021
Average Volume Yield/Rate Net Change
(2)
(Dollars in thousands)
Interest Income
Securities - taxable $
67
$
201
$
268
Securities - tax-exempt
(1)
643 (221) 422
Federal funds sold
- - -
Interest-bearing deposits in other banks
(84) 343 259
Gross loans, net of unearned income
287 3,194 3,481
Total interest income
(1)
913 3,517 4,430
Interest Expense
Transaction deposits
(86) 147 61
Savings and money market deposits
(46) 808 762
Time deposits
(827) (114) (941)
Total interest-bearing deposits
(959) 841 (118)
FHLB and short-term borrowings
179 (93) 86
Trust preferred securities, net of fair value adjustments
1 4 5
Total interest expense
(779) 752 (27)
Net interest income
(1)
$
1,692
$
2,765
$
4,457
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)

The change in interest not due solely to volume or rate

has been allocated in proportion to the respective absolute dollar amounts of the change in volume or rate.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with GAAP, the

Company discloses non-GAAP financial measures
in this release. The Company believes that the non-GAAP financial measures presented in this release reflect industry conventions, or
standard measures within the industry, and provide useful information to the Company's management,

investors and other parties
interested in the Company's operating performance. These measurements should be considered in addition to, but not as a substitute for,
financial information prepared in accordance with GAAP. We have defined below each of the non-GAAP measures we use in this release,
but these measures may not be synonymous to similar measurement terms used by other companies.
CrossFirst provides reconciliations (unaudited) of these non-GAAP measures below. The measures used in this release include the
following:
•
We calculate ‘‘non-GAAP core operating income’’ as net income adjusted to remove non-core income and expense items
related to:
▪
Acquisition costs - We incurred expenses in the second quarter of 2022 related to the announced acquisition of

Central
Bancorp, Inc.’s bank subsidiary, Farmers & Stockmens Bank.
▪
Employee separation - During the quarter ended June 30, 2022, the Company recorded

$1.1 million expense related to
employee separation.
▪ Charges and adjustments associated with the full vesting of a former executive - We incurred additional charges in the second quarter of 2021 related to the acceleration of $0.7 million of certain cash, stock-based compensation,

and employee costs.
▪ Bank Owned Life Insurance - We obtain bank owned life insurance on key employees throughout the organization and received a $1.8 million benefit in the second quarter of 2021.
▪
Unrealized loss on equity security - During the quarter ended September 30, 2021, the Company recorded a $6.2 million
impairment loss related to an equity investment that was received as part of a restructured loan agreement.
The most directly comparable GAAP financial measure for non-GAAP core operating income is net income.
Management
believes that non-GAAP core operating income removes events that are not part of core business activities and are useful
analytical tools for investors to compare periods excluding these non-core expenses and charges.
•
We calculate "non-GAAP core return on average tangible common equity" as non-GAAP core operating income (as defined
above) divided by average tangible common equity. Average tangible common equity is calculated as average common equity less average goodwill and intangibles and average preferred equity. The most directly comparable GAAP measure is return on average common equity. Management believes that non-GAAP core return on average tangible common equity
removes events that are not part of core business activities and are useful analytical tools for investors to compare periods excluding these non-core expenses and charges.
•
We calculate "non-GAAP core operating return on average assets" as non-GAAP core operating income

(as defined above)
divided by average assets. The most directly comparable GAAP financial measure is return on average assets, which is calculated as net income divided by average assets. Management believes that non-GAAP core operating return on average
assets removes events that are not part of core business activities and are useful analytical tools for investors to compare
periods excluding these non-core expenses and charges.
• We calculate "tangible common stockholders' equity" as total stockholders' equity less goodwill and intangibles and preferred equity. The most directly comparable GAAP measure is total stockholders' equity. Management believes that tangible stockholders’ equity is important to many investors in the marketplace who are interested in changes from period to
period in our stockholders’ equity, exclusive of changes in intangible assets.

•
We calculate ‘‘tangible book value per share’’ as tangible common stockholders'

equity (as defined above) divided by the
total number of shares outstanding. The most directly comparable GAAP measure is book value per share. Management believes that tangible book value per share is important to many investors in the marketplace who are interested in changes from period to period in our stockholders’ equity, exclusive of changes in intangible assets.

•
We calculate ‘‘non-GAAP loan growth, excluding PPP loans’’ as gross loans, net of unearned income subtracted by PPP
loans, net of unearned income. Management believes that loan growth, excluding PPP loans is important to investors
because it is a better representation of the overall loan portfolio activity when comparing between periods.

CROSSFIRST BANKSHARES, INC.

•
We calculate "non-GAAP core operating efficiency ratio - fully tax equivalent (FTE)" as non-interest expense adjusted to
remove non-core, non-interest expenses as defined above

under non-GAAP core operating income divided by net interest income on a fully tax-equivalent basis plus non-interest income adjusted to remove non-core, non-interest income as defined
above under non-GAAP core operating income. The most directly comparable financial measure is the efficiency ratio.
Management believes that the non-GAAP core operating efficiency ratio is important to many investors because the ratio
removes events that are not part of core business activities and is a useful analytical tool.
• We calculate "non-GAAP pre-tax pre-provision profit" as net income before taxes plus the provision for credit losses.
Management believes that non-GAAP pre-tax pre-provision profit is important to many investors because the calculation
removes the tax impact on the financials and gives investors insight into the operating income of the company.

CROSSFIRST BANKSHARES, INC.

Quarter Ended Six Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021
(Dollars in thousands)
Non-GAAP core operating income:
Net income $ 15,545 $ 16,828 $ 20,801 $ 21,000 $ 15,577 $ 32,373 $ 27,612
Add: Acquisition costs 239 - - - - 239 -
Less: Tax effect
(1)
50 - - - - 50 -
Acquisition costs, net of tax 189 - - - - 189 -
Add: Employee separation 1,063 - - - - 1,063 -
Less: Tax effect
(1)
223 - - - - 223 -
Employee separation, net of tax 840 - - - - 840 -
Add: Unrealized loss on equity security - - - 6,200 - - -
Less: Tax effect
(1)
- - - 1,302 - - -
Unrealized loss on equity security, net of tax - - - 4,898 - - -
Add: Accelerated employee benefits - - - - 719 - 719
Less: Tax effect
(2)
- - - - 210 - 210
Accelerated employee benefits, net of tax - - - - 509 - 509
Less: BOLI settlement benefits
(3)
- - - - 1,841 - 1,841
Non-GAAP core operating income $ 16,574 $ 16,828 $ 20,801 $ 25,898 $ 14,245 $ 33,402 $ 26,280
(1)
Represents the tax impact of the adjustments at a tax rate of 21.0%.
(2)
Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock-based grants.
(3)
No tax effect.

Quarter Ended Six Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021
(Dollars in thousands)
Non-GAAP core return on average tangible common equity:
Net income available to common stockholders $ 15,545 $ 16,828 $ 20,801 $ 21,000 $ 15,577 $ 32,373 $ 27,612
Non-GAAP core operating income 16,574 16,828 20,801 25,898 14,245 33,402 26,280
Average common equity 614,541 653,747 656,415 644,715 633,417 634,036 629,667
Less: average goodwill and intangibles 101 121 140 160 179 111 189
Average tangible common equity $ 614,440 $ 653,626 $ 656,275 $ 644,555 $ 633,238 $ 633,925 $ 629,478
Return on average common equity 10.15% 10.44% 12.57% 12.92% 9.86% 10.30% 8.84%
Non-GAAP core return on average tangible common
equity
10.82% 10.44% 12.57% 15.94% 9.02% 10.63% 8.42%

CROSSFIRST BANKSHARES, INC.

Quarter Ended Six Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021
(Dollars in thousands)
Non-GAAP core operating return on average assets:
Net income $ 15,545 $ 16,828 $ 20,801 $ 21,000 $ 15,577 $ 32,373 $ 27,612
Non-GAAP core operating income 16,574 16,828 20,801 25,898 14,245 33,402 26,280
Average assets $ 5,545,657 $ 5,563,738 $ 5,490,482 $ 5,408,984 $ 5,673,638 $ 5,554,648 $ 5,735,558
Return on average assets 1.12% 1.23% 1.50% 1.54% 1.10% 1.18% 0.97%
Non-GAAP core operating return on average assets 1.20% 1.23% 1.50% 1.90% 1.01% 1.21% 0.92%

Quarter Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021
(Dollars in thousands except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 608,016 $ 623,199 $ 667,573 $ 652,407 $ 637,190
Less: goodwill and other intangible assets 91 110 130 149 169
Tangible common stockholders' equity $ 607,925 $ 623,089 $ 667,443 $ 652,258 $ 637,021
Tangible book value per

share:
Tangible common stockholders' equity $ 607,925 $ 623,089 $ 667,443 $ 652,257 $ 637,021
Shares outstanding at end of period 49,535,949 49,728,253 50,450,045 51,002,698 50,958,680
Book value per share $ 12.27 $ 12.53 $ 13.23 $ 12.79 $ 12.50
Tangible book value per

share
$ 12.27 $ 12.53 $ 13.23 $ 12.79 $ 12.50
Quarter Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021
(Dollars in thousands)
Non-GAAP loan growth, excluding PPP loans:
Gross loans, net of unearned income $ 4,528,234 $ 4,349,558 $ 4,256,213 $ 4,233,117 $ 4,237,944
Less: PPP loans, net of unearned income 14,536 31,200 64,805 109,465 197,084
Non-PPP gross loans, net of unearned income $ 4,513,698 $ 4,318,358 $ 4,191,408 $ 4,123,652 $ 4,040,860
Year-over-year loan growth 6.85%
Non-GAAP year-over-year loan growth excluding

PPP loans
12.00
Linked quarter loan growth 4.11
Non-GAAP linked quarter loan growth excluding PPP loans 4.52%

CROSSFIRST BANKSHARES, INC.

Quarter Ended Six Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021
(Dollars in thousands)
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
Non-interest expense $ 29,203 $ 27,666 $ 26,715 $ 24,036 $ 25,813 $ 56,869 $ 48,631
Less: Accelerated employee benefits - - - - 719 - 719
Adjusted Non-interest expense (numerator) $ 29,203 $ 27,666 $ 26,715 $ 24,036 $ 25,094 $ 56,869 $ 47,912
Net interest income 46,709 43,115 43,445 41,801 42,328 89,824 83,445
Tax equivalent interest income
(1)
810 775 762 748 734 1,583 1,438
Non-interest income (loss) 4,201 4,942 4,796 (1,105) 5,825 9,143 9,969
Add: Acquisition costs 239 - - - - 239 -
Add: Employee separation 1,063 - - - - 1,063 -
Add: Unrealized loss on equity security - - - 6,200 - - -
Less: BOLI settlement benefits
(2)
- - - - 1,841 - 1,841
Total tax-equivalent income (denominator) $ 53,022 $ 48,832 $ 49,003 $ 47,644 $ 47,046 $ 101,852 $ 93,011
Efficiency Ratio 57.36% 57.57% 55.38% 59.06% 53.61% 57.46% 52.06%
Non-GAAP Core Operating Efficiency Ratio - Fully Tax
Equivalent (FTE)
55.08% 56.66% 54.52% 50.45% 53.34% 55.83% 51.51%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis.

The incremental tax rate used is 21.0%.
(2)
No tax effect.
Quarter Ended Six Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021
(Dollars in thousands)
Non-GAAP Pre-Tax

Pre-Provision Profit
Net income before taxes $ 19,572 $ 21,016 $ 26,526 $ 26,660 $ 18,840 $ 40,588 $ 33,783
Add: Provision for credit losses 2,135 (625) (5,000) (10,000) 3,500 1,510 11,000
Non-GAAP Pre-Tax

Pre-Provision Profit
$ 21,707 $ 20,391 $ 21,526 $ 16,660 $ 22,340 $ 42,098 $ 44,783